UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500
Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

California BanCorp (the “Company”) held its annual meeting of shareholders on May 20, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting. There were 8,189,595 shares of the Company’s common stock entitled to vote at the Annual Meeting. Shareholders holding 6,584,215 shares were present at the Annual Meeting in person or presented by proxy.

Proposal 1 — Election of Directors

The shareholders elected the eleven nominees named in the Company’s proxy statement for the Annual Meeting, to serve until the 2022 annual meeting of shareholders and until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Andrew J. Armanino	5,424,836	189,524	969,855
Stephen A. Cortese	5,477,341	137,019	969,855
Kevin J. Cullen	5,491,569	122,791	969,855
Stephen R. Dathe	5,491,569	122,791	969,855
Wayne S. Doiguchi	5,339,033	275,327	969,855
Donald J. Kintzer	5,497,024	117,336	969,855
Rochelle G. Klein	5,492,237	122,123	969,855
Julie J. Levenson	5,497,028	117,332	969,855
Frank L. Muller	5,497,028	117,332	969,855
Steven E. Shelton	5,492,807	121,553	969,855
Edmond E. Traille	5,491,569	122,791	969,855

Proposal 2 — Ratification of the Appointment of Independent Public Accounting Firm

The shareholders voted to ratify the appointment of Crowe LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2021. The results of voting were as follows:

Votes For	Votes Against	Abstain	Non-Votes
6,557,737	1,016	25,462	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP
Date: May 24, 2021	By:	/s/ THOMAS A. SA
Thomas A. Sa Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer